December 17, 2010

NEUBERGER BERMAN INTERNATIONAL LARGE CAP FUND

SUMMARY PROSPECTUS

Trust Class Shares (NILTX)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund (including the Fund’s SAI) online at http://www.nb.com/equityfunds/trust. You can also get this information at no cost by calling 800-366-6264 or by sending an e-mail request to fundinfo@nb.com. You can also get this information from your investment provider or any investment provider authorized to sell the Fund’s shares. The Fund’s prospectus and SAI, each dated December 17, 2010 (as each may be amended or supplemented), are incorporated herein by reference.

GOAL

The Fund seeks long-term growth of capital by investing primarily in common stocks of foreign companies.

FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption/Exchange fee on shares held 60 days or less (as a % of amount redeemed/exchanged)	2.00
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.95
Distribution (12b-1) fees	0.10
Other expenses	0.48
Acquired fund fees and expenses	0.02
Total annual operating expenses	1.55
Fee waiver and/or expense reimbursement	0.28
Total annual operating expenses after fee waiver and/or expense reimbursement1	1.27

The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Trust Class	$129	$403	$761	$1,770

1
Neuberger Berman Management LLC (NBM) has contractually undertaken to forgo current payment of fees and/or reimburse certain expenses of Trust Class so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) are limited to 1.25% of average net assets. This undertaking lasts until 8/31/2014. The Fund has agreed that Trust Class will repay NBM for fees and expenses forgone or reimbursed for that class provided that repayment does not cause annual operating expenses to exceed 1.25% of its average net assets. Any such repayment must be made within three years after the year in which NBM incurred the expense.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 45% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its goal, the Fund invests mainly in large-capitalization foreign companies, including companies in developed and emerging markets. Under normal circumstances, at least 80% of the Fund’s net assets, plus the amount of any borrowings for investment purposes, will be invested in large-capitalization companies. The Fund currently defines large-capitalization

NEUBERGER BERMAN INTERNATIONAL LARGE CAP FUND	December 17, 2010

companies as those with a market capitalization greater than $2.5 billion at the time of purchase. The Fund defines a foreign company as one that is organized outside of the United States and conducts the majority of its business abroad.

The Fund seeks to reduce risk by diversifying among many industries. Although the Fund has the flexibility to invest a significant portion of its assets in one country or region, it generally intends to remain well-diversified across countries and geographical regions.

In picking stocks, the Portfolio Manager looks for what he believes to be well-managed and profitable companies that show growth potential and whose stock prices are undervalued. Factors in identifying these firms may include strong fundamentals, such as attractive cash flows and balance sheets, as well as prices that are reasonable in light of projected returns. The Portfolio Manager also considers the outlooks for various countries and sectors around the world, examining economic, market, social, and political conditions.

The Portfolio Manager follows a disciplined selling strategy and may sell a stock when it reaches a target price, when the company’s business fails to perform as expected, or when other opportunities appear more attractive.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so. The Fund will not change its strategy of normally investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in large-capitalization companies, without providing shareholders at least 60 days’ notice. This test is applied at the time the Fund invests; later percentage changes caused by a change in Fund assets, market values or company circumstances will not require the Fund to dispose of a holding.

PRINCIPAL INVESTMENT RISKS

Most of the Fund’s performance depends on what happens in international stock markets. The markets’ behavior is unpredictable, particularly in the short term. There can be no guarantee that the Fund will achieve its goal.

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.

The following factors can significantly affect the Fund’s performance:

Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. To the extent that the Fund sells stocks before they reach their market peak, it may miss out on opportunities for higher performance.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Foreign and Emerging Market Risk. Foreign securities involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political or economic instability; fluctuations in foreign currencies; nationalization or expropriation of assets; settlement, custodial or other operational risks; and less stringent auditing and legal standards. As a result, foreign securities can fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. World markets may all react in similar fashion to important economic or political developments. In addition, foreign markets can perform differently than the U.S. market. Following the market turmoil of 2008-2009, some national economies continue to show profound instability, which may in turn affect their international trading partners.

Investing in emerging market countries involves risks in addition to those generally associated with investing in developed foreign countries. Securities of issuers in emerging market countries may be more volatile and less liquid than securities of issuers in foreign countries with more developed economies or markets.

Currency Risk. Currency fluctuations could negatively impact investment gains or add to investment losses.

NEUBERGER BERMAN INTERNATIONAL LARGE CAP FUND	December 17, 2010

Large-Cap Stock Risk. Compared to smaller companies, large-cap companies may be less responsive to changes and opportunities. At times, the stocks of larger companies may lag other types of stocks in performance.

Value Stock Risk. Value stocks may remain undervalued during a given period or may not ever realize their full value. This may happen, among other reasons, because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

Growth Stock Risk. Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions can negatively affect growth stocks across several industries and sectors simultaneously.

Sector Risk. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may move up and down more than the broader market. The several industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Recent Market Conditions. Recent events in the U.S. and global economies have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including to some extent the Fund. Because the situation is unprecedented and widespread, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market events. The severity or duration of these conditions may also be affected by policy changes made by governments or quasi-governmental organizations.

A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expense ratios for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”

NEUBERGER BERMAN INTERNATIONAL LARGE CAP FUND	December 17, 2010

PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table next to the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index. The index, which is described in “Descriptions of Indices” in the prospectus, has characteristics relevant to the Fund’s investment strategy.

Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-877-9700 for updated performance information.

YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR*

Best quarter: Q2 ’09, 22.47% Worst quarter: Q3 ’08, -22.23% Year-to-date performance as of 9/30/2010: 7.40%

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/09*
	1 Year	Since Inception (8/1/2006)
International Large Cap Fund
Return Before Taxes	33.51	-1.75
Return After Taxes on Distributions	33.20	-2.33
Return After Taxes on Distributions and Sale of Fund Shares	21.95	-1.62
MSCI EAFE Index (reflects no deduction for fees or expenses)	32.46	-1.28
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

*Returns would have been lower if NBM had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

INVESTMENT MANAGERS

Neuberger Berman Management LLC (NBM) is the Fund’s investment manager. Neuberger Berman LLC (NB LLC) is the Fund’s sub-adviser.

PORTFOLIO MANAGER

The Fund is managed by Benjamin Segal (Managing Director of NBM and NB LLC). He has managed the Fund since 2006.

BUYING AND SELLING SHARES

Trust Class of the Fund is closed to new investors. Only certain investors are allowed to purchase Trust Class shares of the Fund. See “Maintaining Your Account” in the prospectus.

Shares of the Fund generally are available through certain investment providers such as banks, brokerage firms, workplace retirement programs, and financial advisers. If you use an investment provider, you must contact that provider to buy or sell shares of the Fund.

NEUBERGER BERMAN INTERNATIONAL LARGE CAP FUND	December 17, 2010

For certain investors, shares of the Fund may be available directly from NBM. See “Maintaining Your Account” in the prospectus. Such investors may buy or sell shares directly in various ways:

By mail	If regular, first-class mail, send to: Neuberger Berman Funds Boston Service Center P.O. Box 8403 Boston, MA 02266-8403	If express delivery, registered mail, or certified mail, send to: Neuberger Berman Funds c/o State Street Bank and Trust Company 30 Dan Road Canton, MA 02021
By wire, by fax, by telephone, by exchange, or by systematic investment or withdrawal	For instructions call: Retail Services: 800-877-9700 Institutional Support Services: 800-366-6264

The minimum initial investment in Trust Class is $1,000. Additional investments can be as little as $100. These minimums may be waived in certain cases.

The price you pay for each Trust Class share is its net asset value per share. When you buy shares, you will receive the next share price to be calculated after your order has been accepted.

Unless a redemption/exchange fee is applied, the Fund pays you the full share price when you sell shares. When you sell shares, you will receive the next share price to be calculated after your order has been accepted, minus any applicable redemption/exchange fee.

The Fund is open for business every day the New York Stock Exchange is open.

TAX INFORMATION

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, you will be subject to tax to the extent the Fund makes actual or deemed distributions of ordinary income or net capital gains. Eventual withdrawals from certain retirement plans and accounts generally are subject to tax.

PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through an investment provider or other financial intermediary (such as a bank, brokerage firm, workplace retirement program, or financial adviser), the Fund and/or NBM and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.

The “Neuberger Berman” name and logo are registered service marks of Neuberger Berman Group LLC. “Neuberger Berman Management LLC” and the individual Fund name in this prospectus are either service marks or registered service marks of Neuberger Berman Management LLC. ©2010 Neuberger Berman Management LLC. All rights reserved.

NEUBERGER BERMAN INTERNATIONAL LARGE CAP FUND	December 17, 2010

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NEUBERGER BERMAN INTERNATIONAL LARGE CAP FUND	December 17, 2010

SEC File Number: 811-00582
K0350 12/10 54232